UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 5, 2007

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                                                                                                                   1-31945                                                                             52-1106564

                     (Commission File Number)                                         (IRS Employer Identification No.)

                                                                                                2230 East Imperial Highway
                                                                                           El Segundo, California                                                               90245

(Address of Principal Executive Offices)                               (Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan

At the Annual Meeting of Stockholders held on June 2, 2004, the stockholders approved The DIRECTV Group, Inc. 2004 Stock Plan or the 2004 Stock Plan. On February 6, 2007, upon the recommendation of the Compensation Committee and subject to stockholder approval, the Board of Directors approved certain amendments and modifications to the 2004 Stock Plan.  Subsequently, the revised plan was presented for approval by the Company’s stockholders and at the Annual Meeting of Stockholders held on June 5, 2007, the stockholders approved The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan or the Amended Stock Plan.

The Amended Stock Plan is administered by the Compensation Committee of the Board of Directors and authorizes the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, performance-based awards and dividend equivalent rights.

Among other things, the Amended Stock Plan modified the 2004 Stock Plan by:

•	expanding the criteria that the Compensation Committee can use to provide greater flexibility in establishing performance goals,

•	increasing the maximum for certain awards that may be made under the Plan, and

•	expanding and clarifying the rights and responsibilities of the participants and the Company under the Amended Stock Plan.

Persons eligible to receive awards under the Amended Stock Plan include all employees (including employees who are elected officers) and directors of, and certain consultants or advisors to, the Company or its subsidiaries. Approximately 700 officers and employees of the Company and its Subsidiaries and all non-employee directors are currently considered eligible to receive awards under the Amended Stock Plan.

The aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Amended Stock Plan is the sum of (1) 21,000,000 and (2) the number of shares subject to awards outstanding under the prior stock plan on December 22, 2003, that are forfeited, expire, are cancelled without delivery of shares of Common Stock or otherwise result in a return of such shares of Common Stock to the Company. As of December 22, 2003, there were 96,441,965 shares subject to awards outstanding under the prior stock plan. As of December 31, 2006, there were 26,080,415 shares available for future issuance under the 2004 Plan. The following additional share limits are contained in the Amended Stock Plan:

•
The maximum number of shares that may be issued pursuant to Awards granted to non-employee directors during any calendar year is the greater of (i) 10,000 or (ii) the number of shares determined by dividing $250,000 by the Fair Market Value of the Common Stock as determined in accordance with the Amended Stock Plan rounded up to the next higher ten shares.

•
The maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights that may be granted to any Participant during any calendar year shall be 4,000,000 shares (the same limit as under the 2004 Stock Plan).

•
The maximum number of shares of Common Stock subject to Restricted Stock, Stock Units or Other Stock-Based Awards that may be granted to any Participant during any calendar year shall be 4,000,000 shares (the same limit as applied to Performance Based Awards under the 2004 Stock Plan).

Because future awards are discretionary, it is not possible to determine who will receive awards and in what amounts. Information concerning awards under the 2004 Stock Plan and its predecessor is available in the Proxy Statement.

The foregoing description of the Amended Stock Plan does not purport to be complete and is qualified in its entirety by reference to the description of the Amended Stock Plan set forth under the caption “Summary Description of the Amended Stock Plan” in the Company’s Proxy Statement dated April 27, 2007, filed with the Securities and Exchange Commission on April 27, 2007 (the “Proxy Statement”) and by the full text of the Amended Stock Plan, which was attached to the Proxy Statement as Annex B, both of which are incorporated herein by reference. Capitalized terms not otherwise defined herein have the meanings given to them in the Amended Stock Plan.

The DIRECTV Group, Inc. Amended and Restated Executive Officer Cash Bonus Plan

At the Annual Meeting of Stockholders held on June 2, 2004, the stockholders approved The DIRECTV Group, Inc. 2004 Executive Officer Cash Bonus Plan or the 2004 Bonus Plan. On February 6, 2007, upon the recommendation of the Compensation Committee and subject to stockholder approval, the Board of Directors approved certain amendments and modifications to the 2004 Bonus Plan. Subsequently, the revised plan was presented for approval by the Company’s stockholders and at the Annual Meeting of Stockholders held on June 5, 2007, the stockholders approved The DIRECTV Group, Inc. Amended and Restated Executive Officer Cash Bonus Plan or the Amended Bonus Plan.

The Compensation Committee administers the Amended Bonus Plan and is charged with responsibility for designating eligible participants and establishing specific annual performance targets for each participant based on one or more of the business criteria described in the Amended Bonus Plan. The persons eligible to participate in the Amended Bonus Plan are key employees (including elected officers) who are, or in the opinion of the Compensation Committee may become, executive officers subject to Section 162(m) of the Code. As of March 31, 2007, six key employees were considered eligible for participation under this Amended Bonus Plan.

The Amended Bonus Plan sets out the criteria which the Compensation Committee may use to establish performance goals applicable to awards under the plan and the maximum award that may be granted to any Participant during any calendar year.

Concurrently with the selection of performance targets, the Compensation Committee must establish an objective formula or standard for calculating the target bonus and maximum bonus payable to each participating executive officer. Under the Amended Bonus Plan, the maximum bonus for each calendar year for any Executive shall be the lesser of (i) $10,000,000 or (ii) five times the Base Salary of such Executive. Notwithstanding this overall maximum, the Compensation Committee has the sole discretion to determine whether to pay any or the entire maximum permissible bonus, subject to the Amended Bonus Plan's terms and any other written commitment authorized by the Compensation Committee. The Compensation Committee is also authorized to exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. No bonus may be paid under the Amended Bonus Plan unless the Compensation Committee has certified in writing that the specific performance targets have been satisfied and that the amount of each bonus has been accurately determined in accordance with the Amended Bonus Plan's terms. All bonuses are to be paid in cash or cash equivalents.

The amounts that will be paid under the Amended Bonus Plan for calendar year 2007 or future years are not determinable. These amounts will depend upon meeting performance targets that are substantially uncertain and that even if met would remain subject to the Compensation Committee's approval.

The foregoing description of the Amended Bonus Plan does not purport to be complete and is qualified in its entirety by reference to the description of the Amended Bonus Plan set forth under the caption “Summary Description of the Amended Bonus Plan” in the Company’s Proxy Statement and by the full text of the Amended Bonus Plan, which was attached to the Proxy Statement as Annex C, both of which are incorporated herein by reference. Capitalized terms not otherwise defined herein have the meanings given to them in the Amended Stock Plan.

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Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1
The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan, incorporated by reference to Annex B to the Company’s Definitive Proxy Statement dated April 27, 2007 and filed with the Securities and Exchange Commission on April 27, 2007.

10.2
The DIRECTV Group, Inc. Amended and Restated Executive Cash Bonus Plan, incorporated by reference to Annex C to the Company’s Definitive Proxy Statement dated April 27, 2007 and filed with the Securities and Exchange Commission on April 27, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.
(Registrant)

Date:  June 8, 2007                                                                By:           /s/ Larry D. Hunter
                                Name:       Larry D. Hunter
Title:        Executive Vice President,
 General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit

10.1
The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan, incorporated by reference to Annex B to the Company’s Definitive Proxy Statement dated April 27, 2007 and filed with the Securities and Exchange Commission on April 27, 2007.

10.2
The DIRECTV Group, Inc. Amended and Restated Executive Cash Bonus Plan, incorporated by reference to Annex C to the Company’s Definitive Proxy Statement dated April 27, 2007 and filed with the Securities and Exchange Commission on April 27, 2007.